Summary Prospectus
February 28, 2015
Madison Dividend Income Fund
Share Class/Ticker: Class Y - BHBFX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Dividend Income Fund seeks to produce current income while providing an opportunity for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management Fees	0.75%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.10%
Less: Management and Service Fee Waivers[1]	-0.15%
Net Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	0.95%
1The investment adviser to the fund, Madison Asset Management, LLC (“Madison”), has contractually agreed to waive 0.10% of its management fee and 0.05% of its service fee until at least February 28, 2016. The fee waiver agreements may be terminated by the Board of Trustees of the fund at any time and for any reason; however, the Board has no intention of terminating these agreements in the next year. Not included in the fee waivers are any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.) or extraordinary and non-recurring fees and expenses (e.g., costs relating to any line of credit the fund maintains with its custodian or another entity for investment purposes). Any fees waived will not be subject to later recoupment by Madison.
Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$97	$335	$592	$1,327
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
The fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the fund’s net assets (including borrowings for investment purposes) will be invested in dividend paying equity securities. The adviser will identify investment opportunities by screening for companies that generally have the following characteristics: (i) a dividend yield of at least 100% of the market dividend yield (for this purpose, the “market” is the S&P 500); (ii) a strong balance sheet; (iii) a dividend that has been maintained and which is likely to increase; (iv) trade on the high side of the company’s historical relative dividend yield, due to issues which the adviser views as temporary; and (v) other compelling valuation characteristics. Under normal market conditions, the fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the fund’s assets in investment grade fixed income securities when warranted in the discretion of the adviser. Additionally, the adviser may write (sell) covered call options against equity holdings, not to exceed 25% of the fund’s equity holdings. The fund may also invest up to 25% of its

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common stock allocation in foreign securities (including American Depository Receipts and emerging market securities). To the extent invested in common stocks, the fund generally invests in 30-60 companies at any given time. This reflects the adviser’s belief that your money should be invested in the adviser’s top investment ideas, and that focusing on the adviser’s best investment ideas is the best way to achieve the fund’s investment objectives.
Madison follows a rigorous three-step process when evaluating companies pursuant to which Madison considers (1) the business model, (2) the management team, and (3) the valuation of each potential investment. When evaluating the business model, Madison looks for sustainable competitive advantages, metrics that demonstrate relatively high levels of profitability, stable and growing earnings, and a solid balance sheet. When assessing management, Madison evaluates its operational and capital allocation track records and the nature of its accounting practices. The final step in the process is assessing the proper valuation for the company. Madison strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows modeling and additional valuation methodologies. Often, Madison finds companies that clear the business model and management team hurdles, but not the valuation hurdle. Those companies are monitored for inclusion at a later date when the price may be more appropriate. Madison seeks to avoid the downside risks associated with overpriced securities. Instead, Madison will invest in the stocks of issuers that Madison believes have a blend of both value and growth potential: what Madison calls “GARP” for “growth at a reasonable price.”
Madison may sell stocks for a number of reasons, including: (i) the price target Madison has set for stock has been achieved, (ii) the fundamental business prospects for the company have materially changed, or (iii) Madison finds a more attractive alternative. In addition, with regard to dividend paying stocks in particular, Madison may sell a stock that has reduced its dividend to a level that brings the yield on the stock to below the market (S&P 500) dividend yield, but only if the reduction in dividend appears to Madison to be a symptom of fundamental difficulties with the company that are other than temporary in nature.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objective may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Capital Gain Realization Risks to Taxpaying Shareholders. Because of the focused nature of the fund’s portfolio, the fund is susceptible to capital gain realization. In other words, when the fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities. The fund’s sale of just a few positions will represent a larger percentage of the fund’s assets compared with, say, a fund that has hundreds of securities positions.
Growth and Value Risks. Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
Special Risks Associated with Dividend Paying Stocks.  Raising interest rates have the potential to hurt the value and/or price of higher dividend yielding stocks more so than the overall market.  In addition, higher dividend yielding stocks may go through periods of underperformance as a group versus the broader market.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

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Option Risk. There are several risks associated with transactions in options on securities, as follows:

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There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

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As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

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The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

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There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund is unable to close out a covered call option that it wrote on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Interest Rate Risk. To the extent the fund invests in fixed income securities (i.e., bonds), the fund will be subject to interest rate risk, which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond’s maturity, the more sensitive it is to this risk.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class Y Shares

Highest/Lowest quarter end results during this period were:

Highest:	2Q 2009	14.19%
Lowest:	4Q 2008	-12.69%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Y Shares – Return Before Taxes	8.81%	11.60%	6.84%
Return After Taxes on Distributions	6.98%	11.04%	6.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.51%	9.71%	5.63%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	7.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. John Brown, CFA (Vice President, Portfolio Manager), Jay Sekelsky, CFA (Executive Director, Chief Investment Officer), and Drew Justman, CFA (Vice President, Portfolio Manager) co-manage the fund. Mr. Brown has served in this capacity since March 2012, Mr. Sekelsky has served in this capacity since 1990, and Mr. Justman has served in this capacity since April 2013.

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Purchase and Sale of Fund Shares
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations.
The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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